SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2004

RUSSELL CORPORATION

(Exact name of registrant as specified in its charter)

Alabama	0-1790	63-0180720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3330 Cumberland Blvd., Suite 800, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 742-8000

Former name or former address, if changed since last report: None

Signatures
EX-99.1 PRESS RELEASE ISSUED JULY 13, 2004

Item 9. Regulation FD Disclosure

On July 13, 2004, Russell Corporation issued a press release setting forth a revised outlook of operating results for the 2nd quarter of 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.	Description
99.1	Press Release issued July 13, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSELL CORPORATION

July 13, 2004	By:	/s/ Floyd G. Hoffman
Senior Vice President